Prospectus Dated March 1, 1998


                             IAI LATIN AMERICA FUND

                              3700 First Bank Place
                                  P.O. Box 357
                          Minneapolis, Minnesota 55440
                            Telephone 1-612-376-2700
                                 1-800-945-3863



IAI Latin America Fund ("the Fund") is a separate portfolio of IAI Investment Funds III, Inc., an open-end diversified management investment company authorized to issue its shares of common stock in more than one series. The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the securities of Latin American issuers. There can be no assurance that the Fund's investment objective will be achieved.

Investing in the Fund involves significant risks and considerations not normally associated with a mutual fund which invests primarily in securities of U.S. issuers and may be considered speculative. Shares of the Fund are not designed to be a complete investment program. See "Fund Risk Factors" on page 9.

This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated March 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Fund at the address or telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                TABLE OF CONTENTS
                                -----------------

FUND EXPENSE INFORMATION.............................................................................3
FUND DIRECTORS.......................................................................................3
INVESTMENT OBJECTIVE AND POLICIES....................................................................4
PORTFOLIO SECURITIES AND OTHER INVESTMENT TECHNIQUES.................................................6
FUND RISK FACTORS....................................................................................10
MANAGEMENT...........................................................................................14
INVESTMENT PERFORMANCE...............................................................................15
COMPUTATION OF NET ASSET VALUE AND PRICING...........................................................16
PURCHASE OF SHARES...................................................................................16
RETIREMENT PLANS.....................................................................................17
AUTOMATIC INVESTMENT PLAN............................................................................18
REDEMPTION OF SHARES.................................................................................18
EXCHANGE PRIVILEGE...................................................................................19
AUTOMATIC EXCHANGE PLAN..............................................................................20
AUTHORIZED TELEPHONE TRADING.........................................................................20
SYSTEMATIC CASH WITHDRAWAL PLAN......................................................................20
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS..............................................................21
DESCRIPTION OF COMMON STOCK..........................................................................22
COUNSEL AND AUDITORS.................................................................................22
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..............................................22
ADDITIONAL INFORMATION...............................................................................23

                                       2

                            FUND EXPENSE INFORMATION
                            ------------------------
Shareholder Transaction Expenses
--------------------------------

     Sales Load Imposed on Purchases...............................    None
     Sales Load Imposed on Reinvested Dividends....................    None
     Redemption Fees (as a percentage of amount redeemed)..........    2.00%*
     Exchange Fees.................................................    None


Annual Fund Operating Expenses
------------------------------
(as a percentage of average daily net assets)

     Management Fee**...............................................    2.00%
     Rule 12b-1 Distribution Fee....................................    None
     Other Expenses.................................................    None
                                                                        ----
       Total Fund Operating Expenses**                                  2.00%
     -----------------------------------

    *  On  shares  purchased  and held for less than one  year.
       For  additional information,  see "Redemption of Shares".
       Also, the Fund charges a $10.00 fee for the payment of redemption proceeds by wire.
    ** After voluntary fee waiver.

EXAMPLE:

Based upon the levels of Total Fund Operating Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a five percent annual return and redemption at the end of each period:

                     1 Year          3 Years           5 Years           10 Years
                    ------          -------           -------           ---------

                     $ 20              $ 63             $ 108             $ 233

     The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The Fund's investment adviser has voluntarily agreed to waive the Management Fee in excess of 2.00% of the Fund's average daily net assets until March 1, 1999. Absent such voluntary waiver, the Management Fee would be 3.00% of the Fund's average daily net assets, as would Total Fund Operating Expenses. Further information concerning fees paid by the Fund is set forth in the section "Management" below and in the Statement of Additional Information.


                                 FUND DIRECTORS
                 Madeline Betsch                  J. Peter Thompson
                 W. William Hodgson               Charles H. Withers
                 George R. Long

                              FINANCIAL HIGHLIGHTS

The following information has been audited by KMPG Peat Marwick LLP, independent auditors, whose report is included in the Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from the Fund at no charge.

                                                                                    Period from
                                                                                December 12, 1996+ to
                                                                                   October 31, 1997
---------------------------------------------------------------------------- -------------------------------

NET ASSET VALUE
   Beginning of period                                                                 $        10.00
                                                                             -------------------------------

OPERATIONS
  Net investment income                                                                          0.06
  Net realized and unrealized gains (losses)                                                     1.77
                                                                             -------------------------------
    Total from operations                                                                        1.83
                                                                             -------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                          ----
  Net realized gains                                                                             ----
                                                                             -------------------------------
    Total distributions                                                                          ----
                                                                             -------------------------------

NET ASSET VALUE
  End of period                                                                        $       11.83
                                                                             ===============================

Total investment return*                                                                        18.30%

Net assets at end of period (000's omitted)                                            $         3,812

RATIOS:
  Expenses to average net assets***                                                              2.00%**
  Net investment income to average net assets***                                                 0.49%**
  Average brokerage commission rate****                                                $         0.0017
  Portfolio turnover rate (excluding short-term securities)                                     50.6%
----------------------------------------------------------------------------

     * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
    ** Annualized.
   *** The Fund's adviser voluntarily waived $38,546 in expenses for the period ended October 31, 1997. If the Fund had been charged these expenses, the ratio of expenses to average daily net assets would have been 3.00% and the ratio of net investment income to average daily net assets would have been (0.51%). Expenses in excess of 2.00% of average daily net assets will be voluntarily waived through March 1, 1999.
 **** The Fund is required to disclose an average brokerage commission rate.
      The comparability of rates between domestic and foreign equities may be affected by the fact that commission rates per share can vary significantly among foreign countries.
   +  Commencement of operations.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the securities of Latin American issuers. Such objective may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

     Under normal conditions, at least 65% of the Fund's total assets will be invested in securities of Latin American issuers and at least 50% of the Fund's total assets will be invested in Latin American equity securities. For purposes of this Prospectus, Latin America is defined as Argentina, Belize, Brazil, Bolivia, Chile, Colombia, Costa Rica, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Paraguay, Peru, Panama, Uruguay and Venezuela. The Fund defines securities of Latin American issuers as follows: (a) securities of companies organized under the laws of a Latin American country or for which the principal trading market is located in Latin America; (b) securities that are issued or guaranteed by the government of a Latin America country, its agencies or instrumentalities, political subdivisions, or the country's central bank; or
(c) securities of Latin American issuers, as previously defined, in the form of depositary shares. Determinations as to eligibility will be based on publicly available information and inquiries made to the companies. The Fund intends to allocate investments among at least four countries at all times and will not concentrate investments in any particular industry.

     The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored depository receipts (including American Depository Receipts, American Depository Shares and Global Depository Shares) and warrants. These may be restricted securities and may also be purchased through rights. Securities may be listed on the securities exchanges, traded over-the-counter, or have no organized market.

     Although the Fund focuses on equity securities, it may also invest in debt securities. These include debt securities issued by governmental units of Latin American countries ("Sovereign Debt"). Generally, the Fund will invest in debt securities when IAI, the Fund's investment adviser and manager, believes that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in interest rate levels, or in the creditworthiness of issuers. The Fund has established no minimum rating criteria for the debt securities in which it may invest, and such securities may not be rated for creditworthiness at all. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Such securities are commonly referred to as junk bonds. The Fund does not currently intend to invest more than 10% of its net assets in junk bonds. See "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which IAI believes will be in default.

     The allocation between equity and debt, and among various Latin American countries, varies based on a number of factors, including: expected rates of economic and corporate profit growth; past performance and current and comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, also considers the effects of past economic crises or ongoing financial and political uncertainties.

              PORTFOLIO SECURITIES AND OTHER INVESTMENT TECHNIQUES

     The ability of the Fund to utilize certain of the investment techniques discussed below may be subject to limitations and may subject the Fund to additional risks. Please refer to the section "Fund Risk Factors" and the Statement of Additional Information for further information regarding such limitations and risks. Unless otherwise indicated herein, elsewhere in this Prospectus, or in the Statement of Additional Information, the Fund may invest up to 100% of its assets in the securities listed below.

DEPOSITARY RECEIPTS

     The Fund may invest in securities of Latin American issuers in the form of both sponsored and unsponsored American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Generally, ADRs, in sponsored form, are designed for use in United States securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain Latin American countries, as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. For example, due to Chile's current investment restrictions (in most cases capital invested directly in Chile cannot be repatriated without penalty for at least one year), the Fund's investments in Chile primarily will be through investment in ADRs and established Chilean investment companies not subject to repatriation restrictions.

FOREIGN INDEX LINKED INSTRUMENTS

     The Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Instruments"). Foreign Index Linked Instruments may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Instruments are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Instruments will be affected by fluctuations in foreign exchange rates or in foreign interest rates. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by the Fund.

BRADY BONDS

     The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, a mechanism for debtor nations to restructure their outstanding external indebtedness. Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

ZERO COUPON SECURITIES

     The Fund may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

FOREIGN CURRENCY TRANSACTIONS

     The value of the assets of the Fund as measured in United States dollars or a foreign currency or currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Fund may enter into foreign currency transactions for hedging purposes only and may not speculate on the fluctuations of foreign currency exchange rates. The Fund may hedge against adverse changes in foreign currency exchange rates between the trade and settlement dates with respect to foreign securities it is purchasing or during the holding period with respect to foreign securities in its portfolio. With respect to foreign securities in its portfolio, the Fund may hedge a maximum of 50% of the value of its investment portfolio by establishing the value of such securities in U.S. dollars. Additionally, the Fund may hedge a maximum of 25% of the value of its investment portfolio by establishing the value of such securities in another foreign currency or currencies which IAI believes to be more stable than the currencies in which such securities are denominated.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds in U.S. dollars or another foreign currency. By entering into a forward contract in such currency for the purchase or sale of the amount of foreign currency involved in an underlying security investment, the Fund is able to protect itself against a possible loss between trade and settlement dates of a transaction or during the period of an investment in a foreign security resulting from an adverse change in the relationship between such two currencies. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options and forward foreign currency transactions.

     When IAI believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or another foreign currency, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is difficult and the successful execution of a short-term hedging strategy is uncertain.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

PRIVATIZATIONS

     The governments of some Latin American countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). IAI believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain Latin American countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

CONVERTIBLE SECURITIES

     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

TEMPORARY INVESTMENTS

     The Fund reserves the right, as a temporary defensive measure, such as during periods of adverse market conditions or when equity or debt securities are deemed overvalued, to hold up to 100% of its total assets in cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities.

ADJUSTING INVESTMENT EXPOSURE

     The Fund may, but is not required to, utilize various other investment strategies to hedge various market risks (such as currency exchange rates and broad or specific market movements), or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures.

     There is no limit on the amount on Fund assets that can be used for hedging purposes, i.e., to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some may also be used to enhance potential gain although no more than 5% of the Fund's net assets will be committed to techniques and instruments entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any technique or instruments is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques and instruments successfully will depend on IAI's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Such techniques and instruments involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

BORROWING

     The Fund may borrow from banks (or through reverse repurchase agreements) for temporary or emergency purposes. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Fund currently has a line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line of credit, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. The Fund does not intend its borrowings to exceed 5% of its total assets.

CLOSED-END INVESTMENT COMPANIES

     Because of the absence of securities markets and publicly-owned corporations, and because of restrictions on direct investment by foreign entities in certain Latin American countries, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, the Fund and its shareholders may experience a loss. If the Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. The institutional trading market is relatively new, and the liquidity of the Fund's investments could be impaired if trading does not develop or declines.

PORTFOLIO TURNOVER

     The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, the Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high. High turnover rates (100% or more) increase transaction costs and may increase taxable capital gains. The Fund's historical portfolio turnover rate is set forth in the section "Financial Highlights".

     Further information regarding these and other techniques is contained in the Statement of Additional Information.

                                FUND RISK FACTORS

RISK FACTORS ASSOCIATED WITH INVESTING IN LATIN AMERICA

     The Fund is designed for aggressive investors interested in the investment opportunities offered in Latin America. While IAI believes that investing in Latin America presents the possibility for significant growth over the long-term, it also entails significant risks. Many investments in Latin America can be considered speculative, and the price of securities and value of currencies can be much more volatile than in the more developed markets. This difference reflects the greater uncertainties of investing in less established markets and economies.

     Investing in foreign securities typically involves additional risks than investing in securities of U.S. issuers. These risks are often heightened for investments in Latin America and include, but are not limited to, the risk of fluctuations in the value of the currencies in which they are denominated, including the devaluation of the currencies of such countries relative to the U.S. dollar, the risk of adverse political and economic developments and the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Fund. Additionally, the economies of many Latin American countries continue to experience significant problems, including high inflation rates, high interest rates, large external debt and continuing trade deficits and are characterized by extreme poverty, high unemployment and a significant dependence on limited industries. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. In many Latin American countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. In addition, there also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. As an open-end investment company, the Fund is limited in the extent to which it may invest in illiquid securities.

Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. These factors could make foreign investments, especially those in Latin America, more volatile.

     Brokerage commissions, custodial services, and other costs relating to investment in Latin America are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Several Latin American countries restrict, to varying degrees, foreign investments in their securities markets. Government and private restrictions take a variety of forms, including (a) limitations on the amount of funds that may be introduced into or repatriated from the country (including limitations on repatriation of investment income and capital gains); (b) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation; (c) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor; (d) limitations on the types of securities which a foreign investor may purchase; and (e) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

     The Fund's interest and dividend income from Latin American issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits or on transfers of securities in some Latin American countries. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For U.S. tax purposes, U.S. shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. See "Dividends, Distributions and Tax Status."

     Many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Some Latin American countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is a risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, the currencies of certain Latin American countries may not be internally traded.

     Many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. The governments of many Latin American countries have exercised and continue to exercise a significant influence over many aspects of the private sector. Government actions concerning the economy could have a significant effect on market conditions and prices and/or yields of securities in which the Fund invests.

RISKS ASSOCIATED WITH ADJUSTING INVESTMENT EXPOSURE

     The techniques and instruments described in the section "Adjusting Investment Exposure", including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent IAI's view as to certain market movements is incorrect, the risk that the use of such techniques and instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options), current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may not have markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of these techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques and instruments had not been utilized.

RISKS OF DEBT SECURITIES GENERALLY

     The value of the debt securities held by the Funds generally will vary inversely with market rates. If interest rates in a market fall, the Fund debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by the Funds in that market will likely decrease in value.

     Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. For Moody's, Baa indicates the lowest degree of speculation for such lower quality debt and C the highest degree to speculation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated B by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." More information on the ratings of debt securities is contained in the Appendix to the Statement of Additional Information.

     Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee to quality. Rating agencies attempt to evaluate the safety or principal and interest payments do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain Latin American governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interests repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

     Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund portfolios. The Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession.

     IAI attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

RISKS ASSOCIATED WITH SOVEREIGN DEBT

     Certain Latin American countries such as Argentina, Brazil and Mexico are among the largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

     Investment in Sovereign Debt, including Brady Bonds, involves a high degree of risk. The governmental entity that controls the repayment of Sovereign Debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned in a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their Sovereign Debt.

     Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which Sovereign Debt on which a governmental entity has defaulted may be collected in whole or in part.

     The Sovereign Debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain Sovereign Debt obligations because there may be a thin trading market for such securities. The Fund will not invest in Sovereign Debt which is in default.

INFLATION RISK

     Inflation represents a significant threat to even a well-diversified portfolio because inflation erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has averaged 3.1%, offsetting most of the return from reserves and bonds, but less than half of the return from stocks. For this reason, stocks are referred to as an "inflation hedge", a way to protect your money against inflation.

MANAGER RISK

     IAI manages the Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute the Fund's investment strategy effectively. As a result, the Fund may fail to achieve its stated objective.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of the Fund. The Fund is a diversified investment company and has a fundamental policy that, with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in any one issuer. The Fund, also as a fundamental policy, may not invest 25% or more of its assets in any one industry and may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of the Fund's investment restrictions.

                                   MANAGEMENT

     The Fund was created on August 28, 1996 as a separate portfolio represented by a separate class of common stock of IAI Investment Funds III, Inc., a Minnesota company incorporated on September 16, 1986. Under Minnesota law, the Fund's Board of Directors is generally responsible for the overall operation and management of the Fund. IAI serves as the investment adviser to the Fund. IAI has delegated to IAI International Limited ("IAI International") certain of its responsibilities and obligations as the Fund's investment adviser pursuant to a written agreement (the "Subadvisory Agreement"). IAI International is based in London and maintains a United States representative office with the same address as IAI. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, and has total assets under management in excess of $11 billion. The ultimate corporate parent of IAI and IAI International is Lloyds TSB Group plc, a publicly held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is that of the Fund.

     Pursuant to a written agreement with the Fund (the "Management Agreement"), IAI provides the Fund with investment advisory services and is responsible for the overall management of the Fund's business affairs subject to the authority of the Board of Directors. The Management Agreement also provides that, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses, IAI shall pay all of the Fund's operating expenses. For the most recent fiscal year, as compensation under the Management Agreement, the Fund paid IAI 2.00% of its average daily net assets. Until March 1, 1999, IAI has voluntarily agreed to continue to waive its fee in excess of 2.00% of the Fund's average daily net assets. For the most recent fiscal year, under the Subadvisory Agreement, IAI paid IAI International .625% of the Fund's average daily net assets. Until March 1, 1999, IAI International has voluntarily agreed to continue to waive its fee in excess of .625% of the Fund's average daily net assets. The Management Agreement further provides that IAI will either reimburse the Fund for the fees and expenses it pays to directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. With respect to certain of the services for which it is responsible under the Management Agreement, IAI may also, directly or indirectly, pay qualifying broker-dealers, financial institutions and other entities for providing such services to Fund shareholders. IAI shall not be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

     An investment committee, headed by Roy Gillson, has been responsible for the management of the Fund since May 1997. Mr. Gillson is IAI International's Chief Investment Officer and a member of its Board of Directors. Mr. Gillson has served as a portfolio manager since joining IAI International in 1983.

     The Fund and IAI have adopted a Code of Ethics, which restricts personal investing practices by employees of IAI and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profit derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund.

     Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc., IAI may consider sales of shares of the Fund, or any other IAI Mutual Fund, as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

                             INVESTMENT PERFORMANCE

     From time to time the Fund may advertise performance data including monthly, quarterly, yearly or cumulative total return and average annual total return figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     For additional information regarding the calculation of such total return figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained without charge from the Fund.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also note its mention in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Fund in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.

                   COMPUTATION OF NET ASSET VALUE AND PRICING

     The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates the Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

     The Fund's NAV is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

     The Fund's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded.

     Because of the Fund's need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the Fund's portfolio securities. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using current exchange rates. If an event were to occur after the value of the Fund instrument was so established but before the net asset value per share is determined which was likely to materially change the net asset value, such instrument shall be valued using fair value considerations by the Board of Directors or its delegates.

     The offering price (price to buy one share) and redemption price (price to sell one share) are referred to as the Fund's NAV.

                               PURCHASE OF SHARES

     The Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from the Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee, provided that the Fund whose shares are being purchased is duly registered in the state of the purchaser's residence, if required. No sales load or commission is charged in connection with the purchase of Fund shares.

     The minimum initial investment to establish a retail account with the IAI Family of Funds is $5,000. Such initial investment may be allocated among the Fund and other funds in the IAI Family of Funds as desired, provided that no less than $1,000 is allocated to any one fund. The minimum initial investment for IRA accounts is $2,000, provided that the minimum amount that may be allocated to any one fund is $1,000. Once the account minimum has been met, subsequent purchases can be made in the Fund for $100 or more. Such minimums may be waived for participants in the IAI Investment Club.

     Investors may satisfy the minimum investment requirement by participating in the STAR Program. Participation in the STAR Program requires an initial investment of $1,000 per Fund and a commitment to invest an aggregate of $5,000 within 24 months. If a STAR Program participant does not invest an aggregate of $5,000 in the IAI Family of Funds within 24 months, IAI may, at its option, redeem such shareholder's interest. Investors wishing to participate in the STAR Program should contact the Fund to obtain a STAR Program application.

     To purchase shares, forward the completed application and a check payable to "IAI Funds" to the Fund. Third party checks will not be accepted for initial account investments. Upon receipt, your account will be credited with the number of full and fractional shares which can be purchased at the net asset value next determined after receipt of the purchase order by the Fund.

     Purchases of shares are subject to acceptance or rejection by the Fund on the same day the purchase order is received and are not binding until so accepted. It is the policy of the Fund and the Underwriter to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Fund.

     All correspondence relating to the purchase of shares should be directed to the office of the Fund, P.O. Box 357, Minneapolis, Minnesota 55440 or, if using overnight delivery, to 601 2nd Avenue South, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

BANK WIRE PURCHASES

     Shares may be purchased by having your bank wire federal funds (funds of the Federal Reserve System) to Norwest Bank Minnesota.

     Wire orders will be accepted only on days your bank, the transfer agent, the Fund and Norwest Bank Minnesota are open for business. The payment must be received by the Fund before the close of business to be credited to your account that day. Otherwise, it will be processed the next business day. The wire purchase will not be considered made until the wired amount is received and the purchase is accepted by such Fund. If the wire order does not contain the information stated below, such Fund may reject it. Any delays that may occur in wiring federal funds, including delays in processing by the banks, are not the responsibility of such Fund or the transfer agent.

     You must pay any charges assessed by your bank for the wire service. If a wire order is rejected, all money received by the Fund, less any costs incurred by the Fund or the transfer agent in rejecting it, will be returned promptly.

     If the wire order is for a new account, you should call IAI Shareholder Services at 1-800-945-3863 to advise them of the investment and to obtain an account number and instructions. The wire should be sent to: Norwest Bank Minnesota, Routing Number 091000019, Minneapolis, Minnesota, Credit to: IAI Mutual Funds Account Number 6355002264. It should state the following:

     "For further credit to personal account # _____________ (your account number) for ______________(your name) and __________________ (Fund name)."

     A completed application must be sent to and received by the Fund before the wire is sent.

     If the wire order is for an addition to an existing account, the wire must include the information required above for the new accounts. As soon as the wire is sent, you should call IAI Shareholder Services, as described above, and advise them of your name, your account number and the name of the bank transmitting the federal funds.

                                RETIREMENT PLANS

     Shares of the Fund may be an appropriate investment medium for various retirement plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other retirement plans should contact the Fund at 1-800-945-3863. All retirement plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

                            AUTOMATIC INVESTMENT PLAN

     Investors may arrange to make regular investments of $100 or more per fund on a monthly basis, effective as of the 4th and/or 18th day of each month (or the next business day), through automatic deductions from their checking or savings accounts. Such investors may, of course, terminate their participation in the Automatic Investment Plan at any time upon written notice to the Fund. Any changes or instructions to terminate existing Automatic Investment Plans must be received by the last business day of the preceding month in which the change or termination is to take place. Investors participating in an Automatic Investment Plan will receive quarterly confirmations of all transactions and dividends. Investors interested in participating in the Automatic Investment Plan should complete the Automatic Investment Plan portion of their application and return it to the Fund.


                              REDEMPTION OF SHARES

     Registered holders of Fund shares may at any time require the Fund to redeem their shares upon their written request. All correspondence relating to the redemption of shares should be directed to the office of IAI Mutual Funds, P.O. Box 357, Minneapolis, Minnesota 55440. Shareholders may redeem shares by phone, subject to a limit of $50,000, provided such shareholders have authorized such Fund to accept telephone instructions. For assistance in redeeming shares by phone, please contact the IAI Mutual Funds Shareholder Services at 1-800-945-3863.

     Certificates presented for redemption must be endorsed on the back with the signature of the person whose name appears on the certificate and must be signature guaranteed. If no certificate has been issued, redemption instructions must be signed by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record, the Fund will require that the signature on the written instructions be guaranteed by a participant in a signature guarantee program, which may include certain national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, the Fund may require additional evidence of authority prior to accepting a request for redemption.

     For shareholders who established receiving proceeds by Federal Funds Wire at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 Minimum) and proceeds will be wired on the next business day to a predesignated bank account. Wire redemption requests will only be processed on days your bank, the transfer agent, the Fund and Norwest Bank Minnesota are open for business.

     In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IAI Shareholder Services at the address listed in the section "Additional Information." The letter must be signed by all registered owners, and their signatures must be guaranteed.

     Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds Wire.

     Neither the transfer agent nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

     The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by the Fund. Since the value of shares redeemed is based upon the value of the Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

     If redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc. or another financial intermediary, such entity may, at its discretion, charge a fee for that service.

     Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally the Fund will mail payment for shares redeemed on the business day following receipt of the redemption request. The Fund will not send redemption proceeds until checks (including certified checks or cashiers checks) received in payment for shares have cleared, which may take up to ten days or more.

     Following a redemption or transfer request, if the value of a shareholder's interest in the Fund falls below $500, such Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in such Fund to fall below $500;
(b) the mailing by such Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least six months from the date of such mailing, during which time the investor will have the opportunity to make an additional investment in such Fund to increase the value of such investor's account to at least $500.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

                               EXCHANGE PRIVILEGE

     The Exchange Privilege enables shareholders to purchase, in exchange for shares of the Fund, shares of certain other funds managed by IAI. These funds have different investment objectives from the Fund. Shareholders may exchange shares of the Fund for shares of another fund managed by IAI, provided that the fund whose shares will be acquired is duly registered in the state of the shareholder's residence and the shareholder otherwise satisfies the fund's purchase requirements. Although the Fund does not currently charge a fee for use of the Exchange Privilege, it reserves the right to do so in the future.

     Because excessive trading can hurt Fund performance and shareholders, there is a limit of four exchanges out of the Fund per calendar year per account. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit. The Fund reserves the right to temporarily or permanently terminate the Exchange Privilege of any investor who exceeds this limit. The limit may be modified for certain retirement plan accounts, as required by the applicable plan document and/or relevant Department of Labor regulations, and for Automatic Exchange Plan participants. The Fund also reserves the right to refuse or limit exchange purchases by any investor if, in IAI's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Please see "Redemption of Shares" for information concerning fees imposed on redemptions, including redemptions through the Exchange Privilege.

     Fund shareholders wishing to exercise the Exchange Privilege should notify the Fund in writing or, provided such shareholders have authorized the Fund to accept telephone instructions, by telephone. At the time of the exchange, if the net asset value of the shares redeemed in connection with the exchange is greater than the investor's cost, a taxable capital gain will be realized. A capital loss will be realized if at the time of the exchange the net asset value of the shares redeemed in the exchange is less than the investor's cost. The Fund reserves the right to terminate or modify the Exchange Privilege in the future.

                             AUTOMATIC EXCHANGE PLAN

     Investors may arrange to make regular exchanges of $100 or more between any of the funds in the IAI Mutual Fund Family on a monthly basis. Exchanges will take place at the closing price of the fifth day of each month (or the next business day). Shareholders are responsible for making sure sufficient shares exist in the Fund account from which the exchange takes place. If there are not sufficient funds in the Fund account to meet the requested exchange amount, the Automatic Exchange Plan will be suspended. Shareholders may not close Fund accounts through the Automatic Exchange Plan. Investors participating in the Automatic Investment Plan will receive quarterly confirmations of all transactions and dividends. Investors interested in participating in the Automatic Exchange Plan should complete the Automatic Exchange Plan portion of their application. For assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863. Please see "Redemption of Shares" for information concerning fees imposed on redemptions, including redemptions through the Automatic Exchange Plan.

                          AUTHORIZED TELEPHONE TRADING

     Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the IAI Mutual Fund application and returning it to the Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. Telephone redemption proceeds are subject to a $50,000 limit and must be made payable to the owner(s) of record and delivered to the address of record.

     In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Fund has established reasonable procedures, including the requirement that a personal identification number accompany telephone instructions. If the Fund or transfer agent fails to follow these procedures, the Fund may be liable for losses due to unauthorized or fraudulent instructions. To the extent these reasonable procedures are followed, none of the Fund, its transfer agent, IAI, or any affiliated broker-dealer will be liable for any loss, injury, damage, or expense for acting upon telephone instructions believed to be genuine, and will otherwise not be responsible for the authenticity of any telephone instructions, and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchange requests will be tape recorded. Telephone redemptions are not permitted on IRA or Simplified Employee Pension ("SEP") accounts. Please call the Fund for a distribution form.

                         SYSTEMATIC CASH WITHDRAWAL PLAN

     The Fund has available a Systematic Cash Withdrawal Plan for any investor desiring to follow a program of systematically withdrawing a fixed amount of money from an investment in shares of the Fund. To establish the plan, an account must have at least $10,000 and be at least one year old. Payments under the plan will be made monthly or quarterly in amounts of $100 or more. Shares will be sold with the closing price of the 15th of the applicable month (or the next business day). To provide funds for payment, the Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Investors participating in a Systematic Cash Withdrawal Plan will receive quarterly confirmations of all transactions and dividends.

     Payments under this plan, unless pursuant to a retirement plan, should not be considered income. Withdrawal payments may exceed dividends and distributions and, to this extent, there will be a reduction in the investor's equity. An investor should also understand that this plan cannot insure profit, nor does it protect against any loss in a declining market. Careful consideration should be given to the amount withdrawn each month. Excessive withdrawals could lead to a serious depletion of equity, especially during periods of declining market values. Fund management will be available for consultation in this matter.

     Plan application forms are available through the Fund. If you would like assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863. Please see "Redemption of Shares" for information concerning fees imposed on redemptions, including redemptions through the Automatic Exchange Plan.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The policy of the Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by the Fund. When you open an account, you should specify on your application how you want to receive your distributions. The Fund offers three options: Full Reinvestment--your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund; Capital Gains Reinvestment--your capital gain distributions will be automatically reinvested, but your income dividend distribution will be paid in cash; and Cash--your income dividends and capital gain distributions will be paid in cash. Distributions taken in cash can be sent via check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network. Unless indicated otherwise by the shareholder, the Fund will automatically reinvest all such distributions into full and fractional shares at net asset value.

     The Fund's Directed Dividend service allows you to invest your dividends and/or capital gain distributions directly into another IAI Mutual Fund. Contact IAI Mutual Fund Shareholder Services at 1-800-945-3863 for details.

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Code during its current taxable year. If so qualified, the Fund will not be subject to federal income tax on income that it distributes to its shareholders.

     Distributions by the Fund to shareholders, except distributions to shareholders not subject to federal income taxation, are generally taxable to the shareholders, whether received in cash or additional Fund shares. Distributions paid out of the Fund's net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions paid out of the Fund's' net long-term capital gains and designated as such are taxable to shareholders as long-term capital gains, regardless of the length of time that they have held their shares in the Fund. For individuals, the Taxpayer Relief Act of 1997 (the "Act") has enacted new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Although the Act has not expressly addressed this issue, it is expected that IRS regulations issued pursuant to the Act will provide that a regulated investment company such as the Fund must notify shareholders who are individuals as to whether they must treat capital gain dividends that they receive as mid-term or long-term capital gains.

     The Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund has more than 50% of its assets invested in the stock or securities of foreign corporations at the end of the Fund's taxable year, the Fund may make an election to allow shareholders either to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund or to deduct such amounts as an itemized deduction on their tax return. In the event such an election is made, shareholders would have to increase their taxable income by the amount of such taxes and the Fund would not be able to deduct such taxes in computing its taxable income.

     Alternatively, if the amount of foreign taxes paid by the Fund is not large enough to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

     Information about the tax status of dividends and distributions from the Fund will be mailed to the Fund's shareholders annually.

     Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. Such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

     The foregoing relates to federal income taxation as in effect as of the date of the Prospectus. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Tax Status" in the Statement of Additional Information.

                           DESCRIPTION OF COMMON STOCK

     All shares of the Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

     The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of IAI Investment Funds III, Inc. vote together as one series. On an issue affecting only a particular series, such as voting on the Management Agreement, only the approval of a particular series is required to make the agreement effective with respect to such series.

     Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. An annual meeting will be held on the removal of a director or directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

     The shares of the Fund are transferable by delivery to the Fund of transfer instructions. Transfer instructions should be delivered to the office of the Fund. The Fund is not bound to recognize any transfer until it is recorded on the stock transfer books maintained by the Fund. Certificates representing Fund shares will not be issued.

                              COUNSEL AND AUDITORS

     The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel to the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Fund.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     The Custodian for the Fund is Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. IAI acts as the Fund's' transfer agent, dividend disbursing agent and IRA Custodian, at P.O. Box 357, Minneapolis, Minnesota 55440.

                             ADDITIONAL INFORMATION

     The Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held. You will also receive an account statement quarterly and a consolidated transaction statement and updated prospectus annually. Please read these materials carefully as they will help you understand the Fund and your account. To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname and address). Please call IAI Mutual Fund Shareholder Services at 1-800-945-3863 if you wish to receive additional shareholder reports.

     Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

     The investment advisory, transfer agency and administrative services provided to the Fund by IAI depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. IAI has been actively working on necessary changes to its computer systems to deal with the year 2000 and expects that its systems will be adapted in time for that event, although there cannot be assurance of success.

     Shareholder inquiries should be directed to the Fund at the telephone number or mailing address listed on the front of this Prospectus.

                             IAI LATIN AMERICA FUND

                       Statement of Additional Information
                               dated March 1, 1998

     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to a Prospectus dated March 1, 1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund, 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 (telephone: 1-612-376-2700 or 1-800-945-3863).



                                TABLE OF CONTENTS
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
                                                                            Page
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INVESTMENT OBJECTIVE AND POLICIES.............................................2
INVESTMENT RESTRICTIONS.......................................................11
INVESTMENT PERFORMANCE........................................................13
MANAGEMENT....................................................................15
CUSTODIAL SERVICE.............................................................18
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE............................18
CAPITAL STOCK.................................................................20
NET ASSET VALUE AND PUBLIC OFFERING PRICE.....................................20
SPECIAL REDEMPTION AND EXCHANGE INFORMATION...................................21
PURCHASES AND REDEMPTIONS IN KIND.............................................21
TAX STATUS....................................................................21
LIMITATION OF DIRECTOR LIABILITY..............................................23
FINANCIAL STATEMENTS..........................................................24
APPENDIX A - RATINGS OF DEBT SECURITIES......................................A-1

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of IAI Latin America Fund ("the Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objective and Policies." Investors should understand that all investments are subject to various risks. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Fund are further explained below.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

     The Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), the Fund's investment adviser and manager or IAI International Limited (hereinafter references to IAI shall include IAI International Limited where appropriate), the subadviser to the Fund. Presently, the Fund does not intend to invest more than 5% of its net assets in reverse repurchase agreements.

SECURITIES OF FOREIGN ISSUERS

     Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

     It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times volatility of price can be greater than in the United
States. Commissions on foreign stock exchanges are generally higher than commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to such Fund's shareholders.

ILLIQUID SECURITIES

     The Fund may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

     (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Fund's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

     (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

     (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

     Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the instrument for purposes of calculating the Fund's net asset value. In making this determination, IAI will consider such factors as may be relevant to the Fund's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

     1. the frequency of trades and quotes for the security;

     2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

     3. dealer undertakings to make a market in the security; and

     4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of the Fund's investments could be impaired if trading declines.

LENDING PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI or IAI International has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses. Presently, the Fund does not intend to lend more than 5% of its net assets to broker-dealers, banks, or other financial borrowers of securities.

SWAP AGREEMENTS

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with such Fund's investment objectives and policies.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, such Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount such Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of such Fund's accrued obligations under the agreement. Presently, the Fund does not intend to invest more than 5% of its net assets in Swap Agreements.

INDEXED SECURITIES

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments. Presently, the Fund does not intend to invest more than 5% of its net assets in indexed securities.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

     The above limitations on the Fund's investments in futures contracts and options, and such Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of a bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, providing further, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such five percent.

FUTURES CONTRACTS

     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS

     By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, such Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, such Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

     If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of such Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

NO RATING CRITERIA FOR DEBT SECURITIES

     The Fund has established no rating criteria for the debt securities in which it may invest. Therefore, the Fund may invest in debt securities either
(a) which are rated in one of the top four rating categories by a nationally recognized rating organization or which possess similar credit characteristics ("investment grade securities") or (b) which are rated below the top four rating categories or which possess similar credit characteristics ("high yield securities"). Ratings are one of several factors utilized in performing a credit analysis of issuers.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA

     Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock, and agriculture. The region has a large population (over 300 million) representing a large domestic market. The region has been transitional over the last five years from the stagnant 1980s which were characterized by poor economic policies, higher international interest rates, and limited access to new foreign capital.

     High inflation and low economic growth have given way to stable manageable inflation rates and higher economic growth. Changes in political leadership, the implementation of market-oriented economic policies, such as privatization, trade reform and monetary reform have been among the recent steps taken to modernize the Latin American economies and to regenerate growth in the region. Various trade agreements have also been formed within the region such as the Andean Pact, Mercosur and NAFTA. The largest of these is NAFTA, which was implemented on January 1, 1994.

     Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

     Mexico's economy has been transformed significantly over the last 6-7 years. In the past few years, the government has sold the telephone company, the major steel companies, the banks and many others. The major state ownership remaining is in the oil sector and the electricity sector. The U.S. is Mexico's major trading partner, accounting for two-thirds of its exports and imports. The government in consultation with international economic agencies, is implementing programs to stabilize the economy and foster growth. For example, Mexico, the U.S. and Canada implemented the North American Free Trade Agreement. This cooperation has resulted in increased trade and reduced barriers and is expected to result in continued GDP growth.

     In the early 1980s, Mexico experienced a foreign debt crisis. By 1987, foreign debt had reached prohibitive levels, accounting for 90 to 95 percent of GDP. By the end of 1994, a large current account deficit, fueled in part by expansionary policy, and the burden of its large national debt forced the Mexican government to devalue the peso, triggering a severe crisis of confidence. Both the crisis and measures taken to stabilize the economy since, have led to severely reduced domestic demand, which has been only partially offset by positive trade-related activity.

     Brazil entered the 1990s with declining real growth, runaway inflation, an unserviceable foreign debt of $122 billion, and a lack of policy direction. Over the past two years, Brazil was able to stabilize its domestic economy through a process of balancing the government budget, the privatization of state enterprises, deregulation and reduction of red tape and introducing greater competition in the domestic business environment. Inflation has been reduced to about 3% a month from 50% a month since mid-1994. A major long-run strength is Brazil's natural resources. Iron ore, bauxite, tin, gold, and forestry products make up some of Brazil's basic natural resource base, which includes some of the largest mineral reserves in the world. In terms of population, Brazil is the sixth-largest in the world with about 155 million people and represents a huge domestic market.

     Chile, like Brazil, is endowed with considerable mineral resources, in particular copper. Economic reform has been ongoing in Chile for at least 15 years, but political democracy has only recently returned to Chile. Privatization of the public sector beginning in the early 1980s has bolstered the equity market. A well organized pension system has created a long-term domestic investor base.

     Argentina is strong in wheat production and other foodstuffs and livestock ranching. A well-educated and skilled population boasts one of the highest literacy rates in the region. The country has been ravaged by decades of extremely high inflation and political instability. Thanks to structural reforms, the revitalized Argentine economy has been among the top three fastest growing economies in the world over the last three years. The newly created Argentine economic institutions have integrated the country with the rest of the world, leaving the state to concentrate on its essential functions. Privatization is ongoing and should reduce the amount of external debt outstanding. The markets for labor, capital and goods and services has been deregulated. Nearly all non-tariff barriers and export taxes have been eliminated, the tariff structure simplified and tariffs sharply reduced.

     Venezuela has substantial oil reserves. External debt is being re-negotiated, and the government is implementing economic reform in order to reduce the size of the public sector. Internal gasoline prices, which are one-third those of international prices, are being increased in order to reduce subsidies. Plans for privatization and exchange and interest rate liberalization are examples of recently introduced reforms.

ADDITIONAL RISK CONSIDERATIONS

     Investors should consider carefully the substantial risks involved with respect to investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Such risks are heightened with respect to investments in Latin American countries. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets typically have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

     Investments in Latin American countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority to act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. Although the Fund invests only in foreign nations which it considers as having relatively stable and friendly governments, there is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in those nations.

     The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the investment manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

     The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the investment manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

                             INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, the Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of the Fund and may be changed by the Board of Directors without shareholder approval.

     The Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     As defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and not more than 10 per centum of the outstanding voting securities of such issuer.

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     For purposes of applying this restriction, the Fund will not purchase securities, as defined above, such that 25% or more of the value of the Fund's total assets are invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

     To the extent the Fund engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33-1/3% limitation.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and future contracts or from investing in securities or other instruments backed by physical commodities).

     For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     For purposes of applying this restriction, the Fund will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14. The Fund may not invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of the Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. With respect to Restriction 14, the Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of the Fund's liquid assets.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. The Fund's historical portfolio turnover rate is set forth in the Prospectus section "Financial Highlights".


                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for the Fund may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

     Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           CTR = (ERV-P) 100
                                  -----
                                    P

         Where:            CTR      =       Cumulative total return;

                           ERV      =       ending redeemable value at the end
                                            of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period; and

                           P        =       initial payment of $1,000

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

         Where:            P        =       a hypothetical initial payment of
                                            $1,000;

                           T        =       average annual total return;

                           n        =       number of years; and

                           ERV      =       ending redeemable value at the end
                                            of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period.

     The total returns of the Fund from commencement of operations (December 12, 1996) through December 31, 1996 and for the year ended December 31, 1997 were 3.70% and 23.10%, respectively.

     The total return of the Fund from commencement of operations (December 12, 1996) through October 31, 1997 was 18.30%.

     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

     For example, (1) the Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) The Financial Times (a London based international financial newspaper)-Actuaries World Indices, including Europe and sub indices comprising this Index (a wide range of comprehensive measures of stock price performance for the major stock markets, as well as for regional areas, broad economic sectors and industry groups); (iv) Morgan Stanley Capital International Indices, including the EAFE Index; (v) Baring International Investment Management Limited (an international securities trading, research, and investment management firm), as a source for market capitalization, GDP and GNP; (vi) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, OECD (Organization for Economic Co-Operation and Development) and IMF (International Monetary Fund) as a source of economic statistics; (vii) the IFC Investable Latin American Index (an unmanaged index of Latin American equity securities based on market capitalization) and (viii) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic business, investment, or financial environment in which the Fund operates; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                   MANAGEMENT

The names, addresses, positions and principal occupations of the directors and executive officers of the Fund are given below.

Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Madeline Betsch                          55     Director             Currently   retired;   until  April  1994,  was
19 South 1st Street                                                  Executive  Vice  President,  Director of Client
Minneapolis, Minnesota 55401                                         Services,  of  CME-KHBB  Advertising  since May
                                                                     1985, and prior thereto was a Vice President with
                                                                     Campbell-Mithun, Inc. (advertising agency) since
                                                                     February 1977.

W. William Hodgson                       73     Director             Currently   retired;   served  as   information
1698 Dodd Road                                                       manager  for the North  Central  Home Office of
Mendota Heights, Minnesota 55118                                     the  Prudential  Insurance  Company  of America
                                                                     from 1961 until 1984.

George R. Long                           68     Director             Chairman   of   Mayfield    Corp.    (financial
29 Las Brisas Way                                                    consultants  and  venture   capitalists)  since
Naples, Florida 33963                                                1973.

J. Peter Thompson                        69     Director             Grain farmer in  southwestern  Minnesota  since
Route 1                                                              1974.   Prior  to  that,   Mr.   Thompson   was
Mountain Lake, Minnesota 56159                                       employed  by Paine  Webber,  Jackson  & Curtis,
                                                                     Incorporated, (a diversified financial services
                                                                     concern), most recently as Senior Vice President
                                                                     and General Partner.

Charles H. Withers                       71     Director             Currently retired;  was Editor of the Rochester
Rochester Post Bulletin                                              Post-Bulletin,  Rochester,  Minnesota from 1960
P.O. Box 6118                                                        through March 31, 1980.
Rochester, Minnesota 55903

Noel P. Rahn                             58     President            Chief  Executive  Officer and a Director of IAI
3700 First Bank Place                                                since 1974.  Mr. Rahn is also  President of the
P.O. Box 357                                                         other IAI Mutual  Funds and of  LifeUSA  Funds,
Minneapolis, Minnesota 55440                                         Inc.

Archie C. Black, III                     36     Treasurer            Senior  Vice  President  and  Chief   Financial
3700 First Bank Place                                                Officer  of IAI and has  served  IAI in several
P.O. Box 357                                                         capacities   since  1987.  Mr.  Black  is  also
Minneapolis, Minnesota 55440                                         Treasurer  of the other IAI Mutual Funds and of
                                                                     LifeUSA Funds, Inc.

William C. Joas                          35     Secretary            Vice  President  of IAI  and has  served  as an
3700 First Bank Place                                                attorney  for IAI since 1990.  Mr. Joas is also
P.O. Box 357                                                         Secretary  of the other IAI Mutual Funds and of
Minneapolis, Minnesota 55440                                         LifeUSA Funds, Inc.



Susan J. Haedt                           36      Vice President,     Vice  President  of IAI  and  Director  of Fund
3700 First Bank Place                            Director of         Operations.  Prior to joining IAI in 1992,  Ms.
P.O. Box 357                                     Operations          Haedt  served as a Senior  Manager at KPMG Peat
Minneapolis, Minnesota 55440                                         Marwick LLP (an international  tax,  accounting
                                                                     and  consulting  firm).  Ms. Haedt is also Vice
                                                                     President,  Director of Operations of the other
                                                                     IAI Mutual Funds and of LifeUSA Funds, Inc.

     The Fund has agreed to reduced initial subscription requirements for employees and directors of the Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

     No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities
Valuation Committee meeting attended. The Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings. Effective February 1998, the directors have agreed that the position of Board Chair shall rotate from director to director on a quarterly basis.

                                                       Compensation from              Aggregate Compensation
            Name of Person, Position                  Latin America Fund*         from the 19 IAI Mutual Funds**
            ------------------------                  -------------------         ----------------------------

            Betsch, Madeline  -  Director                     $68                             $37,200

            Hodgson, W. William  - Director                   $68                             $37,200

            Long, George R.  -  Director                      $64                             $37,200

            Thompson, J. Peter  -  Director                   $68                             $37,200

            Withers, Charles H.  -  Director                  $64                             $37,200

           * For the fiscal year ended October 31, 1997.
          ** From all Funds for the calendar year ended December 31, 1997;
             excludes expenses incurred in connection with attending meetings.

     The Board of Directors for the Fund has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit certain persons from acquiring of any securities in an initial public offering. In addition, securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Fund's Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

     IAI's ultimate corporate parent is Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

HISTORY

     The Fund is a separate portfolio of IAI Investment Funds III, Inc., a Minnesota corporation whose shares of common stock are currently issued in three series (Series A through C). On June 25, 1993, the Fund's shareholders approved amended and restated Articles of Incorporation which provided that the registered investment company whose corporate name had been IAI International Fund, Inc. be renamed IAI Investment Funds III, Inc. The investment portfolio represented by Series C common shares is referred to as "IAI Latin America Fund."

MANAGEMENT AGREEMENT

     Pursuant to a Management Agreement between the Fund and IAI dated November 6, 1996 and last approved by the Board on November 4, 1997, IAI has agreed to provide the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the directors of the Fund. In addition, IAI has agreed to provide or arrange for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of the Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; (7) the administration of payments and dividends and distributions declared by the Fund;
(8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI may also pay qualifying broker-dealers, financial institutions and other entities that provide such services. In return for these services, the Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as set forth below:

       Daily Net Assets                   Fee IAI Receives Annually
       ----------------                   -------------------------

       For the first $100 million                      3.00%
       For the next $100 - $250 million                2.95%
       For the next $250 - $500 million                2.75%
       Above $500 million                              2.65%

     Until March 1, 1999, IAI has voluntarily agreed to waive its fee in excess of 2.00% of the Fund's average daily net assets.

     Under the Management Agreement, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses, IAI has agreed to pay all of the Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of the Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering the Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The Management Agreement further provides that IAI will either reimburse the Fund for the fees and expenses it pays to directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

     As of October 31, 1997, Latin America Fund had $3,812,431 in net assets. For the fiscal year ended October 31, 1997, Latin America Fund paid IAI $115,638 pursuant to the Management Agreement and IAI waived $38,546 pursuant to the fee waiver.

     Under the Subadvisory Agreement between IAI International Ltd. and IAI dated November 6, 1996 and last approved by the Board on November 4, 1997, IAI has delegated to IAI International Ltd. the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by IAI and the directors of the Fund. Under the Subadvisory Agreement, IAI has agreed to pay IAI International Ltd. an annual fee as a percentage of the Fund's average daily net assets as set forth below:

                                                     Fee IAI International
                Daily Net Assets                      Receives Annually
                ------------------                    -----------------

                For the first $100 million                    .675%
                For the next $100 - $250 million              .65%
                For the next $250 - $500 million              .625%
                Above $500 million                            .60%

     Until March 1, 1999, IAI International has voluntarily agreed to waive its fee in excess of .625% of the Fund's average daily net assets.

     For the fiscal year ended  October 31,  1997,  Latin  America Fund paid IAI
International   $26,019   pursuant  to  the   Subadvisory   Agreement   and  IAI
International waived $1,928 pursuant to the fee waiver.

DURATION OF AGREEMENTS

     Each of the Management Agreement and the Subadvisory Agreement will terminate automatically in the event of its assignment. In addition, each Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice, and by IAI (or IAI International) on 60 days' notice to the counterparty. Each Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                CUSTODIAL SERVICE

     The custodian for the Fund is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables the Fund and International Fund to utilize the subcustodian and depository network of Morgan Stanley.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Generally, the Fund must deal with brokers. IAI selects and (where applicable) negotiates commissions with the brokers who execute the transactions for such Fund. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of IAI, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Fund transactions to brokers who furnish research services to IAI. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for IAI, the Fund enables IAI to supplement its own investment research activities and allows IAI to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Generally the Fund pays higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage ("brokerage/service arrangements"). Under a typical brokerage/service arrangement, a broker agrees to pay a fund's custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. IAI does not intend to enter into such brokerage/service arrangements on behalf of the Fund. Some investment companies enter into agreements that provide for specified or reasonably ascertainable fee reductions in exchange for the use of fund assets ("expense offset agreements"). Under such expense offset agreements, expenses are reduced by foregoing income rather than by re-characterizing them as capital items. For example, a fund may have a "compensating balance" agreement with its custodian under which the custodian reduces its fees if the fund maintains cash or deposits with the custodian in non-interest bearing accounts. IAI does not intend to enter into expense offset agreements involving assets of the Fund.

     IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Normally research services obtained through commissions paid by the managed fund investing in common stocks and managed accounts investing in common stocks would primarily benefit the fund and accounts.

     There is no formula for the allocation by IAI of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, IAI will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if IAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or IAI's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

     Although investment decisions for the Fund are made independently from other accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one account. If and when more than one account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to the Fund and such accounts. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


     For the fiscal year ended October 31, 1997, the Fund paid $20,044 in brokerage commissions. Approximately 1.36% of 1997's commissions were paid to brokerage firms that provided research services to IAI, although the provision of such services was not necessarily a factor in the placement of all such business with such firm.

                                  CAPITAL STOCK

     The Fund is a separate portfolio of IAI Investment Funds III, Inc., a Minnesota corporation whose shares of common stock are currently issued in three series (Series A through C). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds III, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds III, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series C common shares. The investment portfolio represented by such shares is referred to as IAI Latin America Fund. As of October 31, 1997, the Fund had 322,363 shares outstanding.

     As of January 31, 1998, no person held of record or, to the knowledge of the Fund, beneficially owned or held as of record more than 5% of the outstanding shares of the Fund, except as set forth in the following table:

========================================== ===================================== ====================================
Name and Address of Shareholder                      Number of Shares                     Percent of Class
========================================== ===================================== ====================================

Congdon Trust                                           84103.731                              32.33%
302 West Superior Street
Suite 807
Duluth, MN 55802-1864

     Due to its ownership of more than 25% of the Fund's outstanding shares, the Congdon Trust may be deemed to control the Fund.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The portfolio securities in which the Fund invests fluctuate in value, and hence, for the Fund, the net asset value per share also fluctuates.

     The net asset value per share of the Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of the Fund is not determined, on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     On October 31, 1997, the net asset value and public offering price per share of the Fund was calculated as follows:

NAV      =        Net Assets ($3,812,431)            =        $11.83
                  ----------------------------
                  Shares Outstanding (322,363)

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. In such circumstances, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

                   SPECIAL REDEMPTION AND EXCHANGE INFORMATION

     In general, shares of the Fund may be exchanged or redeemed at net asset value. However, shares of the Fund held for less than one year are redeemable at a price equal to 98% of the then current net asset value per share or such higher percentage of current net asset value per share that represents the then current net asset value minus an amount equal to 2% of the cost of the shares. This 2% discount, referred to in the Prospectus and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IAI or it subsidiaries, and does not directly benefit IAI. The Fund reserves the right to modify the terms of or terminate this fee at any time.

     The redemption fee will not be applied to (a) a redemption of shares resulting from an investment decision by IAI for an investment advisory client;
(b) a redemption of shares held in certain retirement plans, including 401(k) plans and 403(b) plans (however, this fee waiver does not apply to IRA and SEP-IRA accounts), (c) a redemption of any shares of the Fund outstanding for one year or more, (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), or (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information. For this purpose and without regard to the shares actually redeemed, shares will be redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

                        PURCHASES AND REDEMPTIONS IN KIND

     In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of the Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, and IAI so agrees, Fund shares may be redeemed in exchange for readily marketable securities held by a Fund. Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.

                                   TAX STATUS

     The tax status of the Fund and the distributions of the Fund in the hands of shareholders is summarized in the Prospectus under "Dividends, Distributions and Tax Status."

     Because it is expected that no portion of the net investment income of the Fund will derive from dividends from domestic corporations, it is probable that no portion of the dividends paid by the Fund will qualify for the 70% deduction for dividends received available to corporations under the provisions of Internal Revenue Code of 1986, as amended (the "Code").

     Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, the Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of the Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of the Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

     Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund generally must declare dividends by the end of each calendar year representing 98% of the Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is the Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

     The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to certain futures contracts, the Fund may make an election which will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

     Generally, in order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities. Under the Code, the Fund may include income from options, futures and forward contracts and other gains derived from the Fund's business of investing in stock, securities or currencies in determining qualifying income for purposes of the 90% test. Treasury regulations may exclude foreign currency gains not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities). It is impossible to predict what amount of such gains, if any, future Treasury regulations will exclude from qualifying income.

     Under the Code, dividends of net investment income received from the Fund by a shareholder who, as to the United States, is a nonresident alien individual, nonresident fiduciary of a foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") are subject to a withholding tax of 30% (or such lower rate as is prescribed by the income tax convention, if any, in force between the U.S. and the foreign shareholder's country) without regard to the amount of gross income that the Fund derives from sources within the United States. Distributions of net long-term capital gains to a foreign shareholder will not be subject to U.S. tax unless the foreign shareholder is engaged in a U.S. trade or business to which the distributions are attributable, the gains are attributable to the disposition of a United States real property interest, or, in the case of a foreign shareholder who is a nonresident alien individual, such foreign shareholder is physically present in the United States for more than 182 days during the taxable year.

     A disposition of shares in the Fund by a foreign shareholder resulting in alternative minimum taxable income or net United States real property gain to the foreign shareholder may be subject to U.S. tax and withholding if the shares constitute United States real property interests under the Code. It is not expected that the shares of the Fund will constitute such interests, and the Fund will furnish affidavits to such effect if necessary and appropriate to avoid application of U.S. tax or withholding on a disposition of shares.

     Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

     If the Fund is liable for foreign taxes, such Fund expects to meet the requirements of the Code for passing through to its shareholders foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

     Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of the Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, such Fund cannot assure shareholders of the correctness of any allocation made. For taxable years beginning on or after January 1998, certain individual shareholders may claim the foreign tax credit without regard to these categories of income. Individuals will no longer be subject to the limitations by category of income if (a) they do not claim a total amount of foreign tax credit in excess of $300 in the case of a separate return or $600 in the case of a joint return, and (b) their entire income from foreign sources consists of "qualified passive income" as defined in the Code. It is expected that all of the Fund's income with respect to which the foreign tax credit is earned will constitute "qualified passive income."

     The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Fund's Prospectus and this Statement of Additional Information.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds III, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                              FINANCIAL STATEMENTS

     The financial statements, included as part of the Fund's 1997 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Fund at no additional charge.

                     APPENDIX A - RATINGS OF DEBT SECURITIES



RATINGS BY MOODY'S

Corporate Bonds
---------------

     Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B.  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Commercial Paper
----------------

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime - 1 Superior ability for repayment of senior short-term debt obligations

     Prime  -  2  Strong  ability  for  repayment  of  senior   short-term  debt
obligations

     Prime - 3 Acceptable ability for repayment of senior short-term debt obligations

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


RATINGS BY S&P

Corporate Bonds
---------------

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Commercial Paper
----------------

     A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

     A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

     A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.